EXHIBIT 99.3

Warrant No. CVI-
                                                                  EXHIBIT B
                                                                         to
                                                                 Securities
                                                                   Purchase
                                                                  Agreement

     THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN A SECURITIES PURCHASE AGREEMENT DATED AS OF OCTOBER 15, 1996, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

                                                       Right to
                                                       Purchase
                                                       225,000
                                                       Shares of
                                                       Common Stock,
                                                       $.01 par value
Date:

                       INTELLIGENT ELECTRONICS, INC.
                          STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, CAPITAL VENTURES INTERNATIONAL or its registered assigns, is entitled to purchase from INTELLIGENT ELECTRONICS, INC., a Pennsylvania corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, Two Hundred and Twenty-five Thousand (225,000) fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (together with any rights attached thereto issued or issuable pursuant to the Rights Plan (as defined herein), the "Common Stock"), at an exercise price of $11.469 per share. The term "Warrant Shares", as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued or to be issued pursuant to the Securities Purchase Agreement (as hereinafter defined).

     This Warrant is subject to the following terms, provisions, and conditions:


     1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), on or before October 16, 1998, delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined in Paragraph 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     If, at any time a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price, and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect such exercise in accordance with the provisions of this Section 1 (an "Exercise Default"), the Company shall issue to the holder all of the shares of Common Stock which are available to effect such exercise and, within three (3) business days of the attempted exercise of this Warrant, refund to the holder that portion of the holder's payment of the Exercise Price allocable to the number of shares of Common Stock included in the Exercise Agreement which exceeds the amount which is then issuable by the Company (the "Excess Amount"). The Excess Amount shall, notwithstanding anything to the contrary contained herein, not be exercisable for Common Stock in accordance with the terms hereof until (and at the holder's option on or at any time after) the date additional shares of Common Stock are authorized by the Company to permit such exercise. The Company shall pay to the holder payments ("Exercise Default Payments") for an Exercise Default in the amount of (a) (N/365), multiplied by (b) the difference between the Market Price (as defined in Section 4(1) below) on the Exercise Default Date (as defined below) less the Exercise Price, multiplied by (c) the Excess Amount on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the "Exercise Default Date"), multiplied by
(d) .36, where N = the number of days from the Exercise Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect exercise of this Warrant in full. The Company shall send notice to the holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of holder's accrued Exercise Default Payments. The accrued Exercise Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Exercise Price, at the holder's option, as follows:

               (a) In the event holder elects to take such payment in cash, cash payment shall be made to holder by the third (3rd) day of the month following the month in which it has accrued; and

               (b) In the event holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock at the Exercise Price (as in effect at the time of conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms contained in Article VI.A. of the Statement with Respect to Shares governing the Company's Series B Convertible Preferred Stock ("Statement with Respect to Shares").

          Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of
Section 4(h) of the Securities Purchase Agreement (as defined below), and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

          Notwithstanding anything in this Warrant to the contrary, in no event shall the Holder of this Warrant be entitled to exercise a number of Warrants (or portions thereof) in excess of the number of Warrants (or portions thereof) upon exercise of which the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised Warrants and the unconverted portion of the Company's Series B Convertible Preferred Stock) and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants (or portions thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock.
For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (i) hereof. The delivery by Holder to the Company of an Exercise Agreement shall constitute the representation and warranty of Holder to the Company that Holder is entitled to exercise this Warrant in compliance with this Paragraph, upon which the Company shall be entitled to rely without investigation.

     2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the Vesting Date (as defined herein), and before 5:00 p.m., New York City time on October 15, 2001 (the "Exercise Period"). The term "Vesting Date" shall mean the date on which the Second Closing (as defined in that certain Securities Purchase Agreement, dated as of October 15, 1996, by and among the Company and the Buyer listed on the execution page thereof (the "Securities Purchase Agreement") occurs or, if earlier, the date on which the Securities Purchase Agreement is terminated other than because of a breach by said Buyer of any of its representation warranties or covenants set forth therein.


     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

          (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

          (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (e) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.


     4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Paragraphs 4(c) and 4(e) hereof, if and whenever on or after October 16, 1996, the Company issues or sells, or in accordance with Paragraph 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Market Price (as hereinafter defined) on the date of issuance (a "Dilutive Issuance"), then immediately upon the Dilutive Issuance, the Exercise Price will be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (i) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the aggregate consideration, calculated as set forth in Paragraph 4(b) hereof, received by the Company upon such Dilutive Issuance, divided by the Market Price in effect immediately prior to the Dilutive Issuance, and (ii) the denominator of which is the total number of shares of Common Stock Deemed Outstanding (as hereinafter defined) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Paragraph 4(a) hereof, the following will be applicable:

               (i) Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Market Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii) Issuance of Convertible Securities.

                    (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options but including upon any Convertible Securities issued upon exercise of rights granted under that certain Rights Agreement dated as of March 22, 1996 by and between the Company and Chemical Mellon Shareholder Services L.L.C. or any successor agreement (the "Rights Plan"), and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Paragraph 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the Company in any manner issues or sells any Convertible Securities with a variable conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Paragraph 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price on the date of issuance of such Convertible Security were 75% of the actual Market Price on such date (the "Assumed Variable Market Price"). Further, if the Market Price at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4 with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Adjusted Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been 90% of the Market Price existing at the time of the adjustment required by this sentence.

               (iii) Change in Option Price or Conversion Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise, conversion or exchange thereof), never been issued.

               (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. The fair value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

               (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made under Section 4(a) or this
Section 4(b) (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on October 16, 1996 (other than rights granted under the Rights Plan); (ii) upon the issuance, grant or exercise of any stock or options which may hereafter be issued, granted or exercised under any employee benefit plan, franchisee stock option plan or customer stock option plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by the Board of Directors of the Company or a committee of directors established for such purpose; (iii) upon the exercise of the Warrants or issuance or conversion of the Series B Preferred Stock (including, without limitation, any Premium Amount (as defined in the Statement with Respect to Shares) or any other issuance of securities pursuant to the Statement with Respect to Shares); (iv) upon the issuance of any securities in connection with an acquisition by the Company of or a merger of the Company with an entity (or an interest therein) in exchange for securities of the Company, so long as the aggregate purchase price or merger consideration to be paid to acquire or merge with such entity (or interest therein) by the Company is approved by the Board; (v) upon the issuance of any securities in an underwritten public offering to the extent that the offering price of such Securities is not less than 90% of the Market Price of such Securities on the date the price of such public offering is determined; or (vi) in connection with the exercise of rights granted under the Rights Plan to the extent such rights became exercisable as a result of the Common Stock ownership of Capital Ventures International, Susquehanna Financial Group, Inc. and/or their respective affiliates.

          (c) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately and equitably increased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Paragraph 4 (other than an adjustment pursuant to Section 4(f) hereof), the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.


          (e) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Paragraph 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

          (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of distribution to the Company' shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary, including, but not limited to XLConnect Solutions, Inc. (i.e. a spin-off, but excluding any dividends payable in cash in the ordinary course out of retained earnings consistent with the Company's past practices) (a "Distribution"), the Exercise Price will be reduced, effective on the day immediately following the date of record for determining shareholders entitled to such Distribution, by an amount equal to the fair market value of the assets distributable in such Distribution with respect to each share of the Company's Common Stock then outstanding (calculated as if all shares of Common Stock then issuable upon exercise, conversion or exchange of this Warrant and of all other securities issued by the Company which contain a provision affording the holders of such securities antidulution rights with respect to such Distribution were outstanding). For purposes of determining the fair market value of any assets to be so distributed, the fair market value of any cash to be distributed shall be the amount of such cash, the fair market value of any security to be distributed shall be the Market Price of such security as determined pursuant to Section 4(l)(ii) hereof and the fair market value of any other assets to be so distributed shall be determined by an expert of national reputation in appraising the value of assets of the type so distributed, which expert shall be selected by the Company and be reasonably acceptable to the holder, with the costs of such expert to be borne by the Company. No adjustment to the number of shares issuable upon exercise of this Warrant shall be made as a result of an adjustment to the Exercise Price in accordance with this Paragraph (f). In the event there is any change after the effective date of any adjustment required under this Section 4(f) in the type, quality or amount of any assets included as part of any Distribution for which an adjustment under this Section 4(f) was required (other than a change solely in the fair market value of the assets comprising such Distribution), the Exercise Price in effect at the effective time of such change will be readjusted to the Exercise Price which would have been in effect at such time had the adjustment initially made under this Section 4(f) been determined based on the changed Distribution.

          (g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

          (j)  Other Notices.  In case at any time:

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class of the Company or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 20 days prior to the record date or the date on which the Company's books are closed in respect thereto (but in no event more than 10 days prior to the date notice of such event is to be given by the Company to the public). Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and
(iv) above.

          (k)  Intentionally Omitted.

          (l)  Certain Definitions.

               (i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) pursuant to Paragraph 4(b)(i) hereof, the maximum total number of shares of Common Stock issuable upon the exercise of Options and the exercise, conversion or exchange of Convertible Securities (including any Convertible Securities issuable upon the exercise of Options), as of the date of such issuance or grant of such Options, if any, and (y) pursuant to Paragraph 4(b)(ii) hereof, the maximum total number of shares of Common Stock issuable upon the exercise of Options and the exercise, conversion or exchange of Convertible Securities (including any Convertible Securities issuable upon the exercise of Options), as of the date of issuance of such Convertible Securities, if any.

               (ii) "Market Price," as of any date, (i) means the average of the closing bid prices for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation National Market ("NASDAQ-NM") for the five (5) trading days immediately preceding such date, or (ii) if the NASDAQ-NM is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by a nationally recognized investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

               (iii) "Common Stock," for purposes of this Paragraph 4, includes the Common Stock, par value $.01 per share, and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, par value $.01 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(e) hereof, the stock or other securities or property provided for in such Paragraph.

     5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.   Transfer, Exchange, and Replacement of Warrant.

          (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof and to the applicable provisions of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Paragraph 8 are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of October 16, 1996, by and among the Company and the other signatory thereto (the "Registration Rights Agreement").

          (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

          (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement and security (if any) reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

          (e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, in form, substance and scope customary to opinions typically delivered in transactions of this nature, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

     8.   Registration Rights.

          The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights
Agreement.

     9. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder.
All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 411 Eagleview Boulevard, Exton, Pennsylvania 19341, Attention: Chief Financial Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

     10. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW. THE UNITED STATES FEDERAL COURTS LOCATED IN PHILADELPHIA, PENNSYLVANIA SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT.

     11.  Miscellaneous.

          (a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

          (b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provi-sions hereof.

          (c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act on or before the later of (i)
October 15, 1998 and (ii) the date of any exercise of this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation (to the extent then calculable) of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise", and the date of such presentation and surrender being herein referred to as the "Cashless Exercise Date"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the excess, if any, of the Market Price as of the Cashless Exercise Date over the Exercise Price, and the denominator of which shall be the Market Price as of the Cashless Exercise Date.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                   INTELLIGENT ELECTRONICS, INC.


                                   By: /s/ Thomas J. Coffey
                                       ---------------------------------
                                       Name:  Thomas J. Coffey
                                       Title: Sr. V.P. & CFO

                        FORM OF EXERCISE AGREEMENT


                                                    Dated:  ________, ____.


To:_____________________________


     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of, or, if the resale of such Common Stock by the undersigned is not registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, on or before October 16, 1998, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the Warrant) equal to $_________. Please issue a certificate or certifi-cates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                              Name:________________________________

                              Signature:___________________________
                              Address:_____________________________
                                      _____________________________


                              Note:          The above signature should
                                             correspond exactly with the
                                             name on the face of the within
                                             Warrant.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                            FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee              Address                       No of Shares






, and hereby irrevocably constitutes and appoints ______________
________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____,

In the presence of

__________________

                              Name: ____________________________


                                   Signature: _______________________
                                   Title of Signing Officer or Agent (if
                                   any): ___________________________
                                   Address: ________________________
                                            ________________________


                                   Note:     The above signature should
                                             correspond exactly with the
                                             name on the face of the within
                                             Warrant.